UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 28, 2010
TOMOTHERAPY INCORPORATED
(Exact name of registrant as specified in its charter)

Wisconsin	001-33452	39-1914727

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1240 Deming Way Madison, Wisconsin	53717

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (608) 824-2800
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note
The purpose of this amendment is to provide a corrected and updated final version of the press release (described in Item 2.02 below) issued by TomoTherapy Incorporated on April 27, 2010.
Item 2.02. Results of Operations and Financial Condition.
On April 27, 2010, TomoTherapy Incorporated (the “Company”) issued a press release announcing its financial results for the quarter ended March 31, 2010. On April 28, 2010, the Company issued a press release correcting and updating management’s outlook for 2010. A copy of the Company’s press release dated April 28, 2010, titled “TomoTherapy Announces First Quarter Financial Results — Corrected and Updated” is attached hereto as Exhibit 99.1.
Exhibit 99.1 contains forward-looking statements within the meaning of the federal securities laws. These statements are present expectations, and are subject to the limitations listed therein and in the Company’s other reports filed with the Securities and Exchange Commission, including that actual events or results may differ materially from those in the forward-looking statements.
The foregoing information (including the exhibit hereto) is being furnished under “Item 2.02 Results of Operations and Financial Condition” (including the exhibit hereto) and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Number	Description
99.1	Press Release dated April 28, 2010, titled “TomoTherapy Announces First Quarter Financial Results — Corrected and Updated”

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOMOTHERAPY INCORPORATED
Dated: April 28, 2010	By:	/s/ Thomas E. Powell
Thomas E. Powell
Chief Financial Officer and Treasurer

EXHIBIT INDEX

Number	Description
99.1	Press Release dated April 28, 2010, titled “TomoTherapy Announces First Quarter Financial Results — Corrected and Updated”